UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2023

Zalatoris Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41143	86-1837862
(Commission File Number)	(IRS Employer Identification No.)

99 Wall Street, Suite 5801

New York, New York 10005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (917) 675-3106

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Public Warrant	TCOA.U	New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	TCOA	New York Stock Exchange
Redeemable Public Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	TCOA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination Agreement

On September 8, 2023, Zalatoris Acquisition Corp., a Delaware corporation (the “Company”) entered into a definitive Business Combination Agreement and Plan of Merger (the “Business Combination Agreement”) with Millymont Limited, a private limited company incorporated in Ireland (“Holdco”), AnyTech365 Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Holdco (“Merger Sub”), J. Streicher Technical Services, LLC, a Delaware limited liability company (“J. Streicher”), Anteco Systems, S.L., trading as AnyTech365, a company incorporated in Spain and registered at the Commercial Registry of Malaga under reference MA-122108 (the “Target”), Miguel Ángel Casales Ruiz and Thomas Marco Balsloev, as the Target’s representatives (the “Target’s Representatives”), and Jaleel Lewis, as the Company’s representative (the “Company Representative”). The Company, Merger Sub, Holdco, J. Streicher, Target, Target’s Representatives, and Company Representative are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.”

Business Combination

Pursuant to the Business Combination Agreement, upon the closing (the “Closing”) of the contemplated transactions (collectively, the “Business Combination”):

•

The Parties will (i) cause Holdco to issue ordinary shares of Holdco (“Holdco Shares”) with an aggregate value of $74.35 million to J. Streicher; (ii) effect the merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity and a wholly-owned subsidiary of Holdco (the “Zalatoris Merger”), as a result of which (a) the Company will issue shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), to Holdco, with such amount of shares to be determined in accordance with the terms of the Business Combination Agreement, (b) all of the issued and outstanding shares of Class A Common Stock of the Company held by the Company’s stockholders (other than Holdco) will be converted into Holdco Shares at a one-for-one ratio, and (c) each outstanding warrant of the Company will be assumed by Holdco and automatically adjusted to become exercisable to purchase one Holdco Share; and (iii) effect the merger of the Target into Holdco, with Holdco continuing as the surviving entity (the “AnyTech Merger” and together with the Zalatoris Merger, the “Mergers”), as a result of which the stockholders of the Target will receive Holdco Shares with an approximate value of $145.65 million (the “Target Consideration”), with such Target Consideration subject to adjustment based on the Target’s net indebtedness, working capital, and transaction expenses following the Closing, all upon the terms set forth in the Business Combination Agreement. The stockholders of the Target will receive approximately $138.37 million in Holdco Shares at the Closing, and approximately $7.28 million in Holdco Shares will be placed in escrow pursuant to the Escrow Agreement (as defined below) (the “Escrow Shares”), which Escrow Shares shall be released to either the Purchaser or the stockholders of the Target based on the nature of the adjustment to the Target Consideration.

•

The Company will amend and restate its amended and restated certificate of incorporation to, among other matters: (i) change its name to a name elected by the Company; and (ii) read identically to the certificate of incorporation of Merger Sub. Additionally, each then-outstanding share of the Company’s Class B common stock, par value $0.0001 per share, will be converted into one share of Class A Common Stock.

•

Holdco will, prior to completion of the Mergers, re-register as an Irish public company limited by shares and amend and restate its articles of association to, among other matters: (i) change its name to “AnyTech365 plc,” or such other name as mutually agreed to by the Company and Holdco; and (ii) provide for a post-closing board comprised of seven (7) directors.

Representations and Warranties; Covenants

Pursuant to the Business Combination Agreement, the parties made customary representations and warranties for transactions of this type. The representations and warranties made by the Company and the Target will not survive the Closing. In addition, the parties to the Business Combination Agreement agreed to be bound by certain covenants that are customary for transactions of this type, including obligations of the parties to use commercially reasonable efforts to operate their respective businesses in the ordinary course, and to refrain from taking certain specified actions without the prior written consent of the applicable party, in each case, subject to certain exceptions and qualifications. Additionally, the parties have agreed not to solicit, negotiate, or enter into a competing transaction. The covenants of the parties in the Business Combination Agreement generally will not survive the Closing, subject to certain exceptions, including certain covenants and agreements that by their terms are to be performed in whole or in part after the Closing.

Conditions to Each Party’s Obligation to Close

Pursuant to the Business Combination Agreement, the obligations of the parties to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the representations and warranties of the respective parties being true and correct subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by the parties of their respective pre-closing covenants and agreements, subject to the standards contained in the Business Combination Agreement; (iii) the approval by the Company’s stockholders of the Business Combination; (iv) the approval by the Target’s stockholders of the Business Combination; (v) the reorganization of the Holdco board of directors to consist of seven (7) directors; (vi) the absence of any Material Adverse Effect (as defined in the Business Combination Agreement) with respect to the Company or with respect to the Target since the effective date of the Business Combination Agreement that is continuing and uncured; (vii) the expiration or termination, as applicable, of any waiting period (and any extension thereof) applicable to the consummation of the Business Combination Agreement under any antitrust laws; (viii) the receipt of all consents required to be obtained from or made with any governmental authority in order to consummate the transactions contemplated by the Business Combination Agreement; (ix) the existence of Minimum Cash Proceeds (as defined in the Business Combination Agreement) of at least $5,000,000; (x) the registration statement filed in connection with the Business Combination being declared effective by the U.S. Securities and Exchange Commission (the “SEC”); (xi) the entry into certain ancillary agreements as of the Closing; (xii) the approval of the listing of the Holdco Shares and warrants of Holdco on the New York Stock Exchange (“NYSE”); and (xiii) the receipt of certain closing deliverables.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among others, (i) by the mutual written consent of the Company, Holdco, and the Target, (ii) by written notice by the Company or J. Streicher if any of the conditions to the Closing (a) have not been satisfied or waived to the extent that they are not capable of being satisfied or (b) have not been satisfied or waived by the Long Stop Date (as defined in the Business Combination Agreement); (iii) by written notice by the Company or the Target if a governmental authority shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement, and such order or other action has become final and non-appealable; (iv) by written notice by Company, if (a) there has been a material breach by the Target of any of its representations, warranties, covenants or agreements contained in the Business Combination Agreement, or if any representation or warranty of the Target shall have become untrue or inaccurate, in any case, and (b) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (1) twenty (20) days after written notice of such breach or inaccuracy is provided or (2) the Long Stop Date; (v) by written notice by the Company if the Audited Financial Statements (as defined in the Business Combination Agreement) delivered by the Target pursuant to the Business Combination Agreement differ materially from the Annual Financial Statements (as defined in the Business Combination Agreement); (vi) by written notice by the Company to the Target, if there shall have been a Material Adverse Effect (as defined in the Business Combination Agreement) on the Target following the effective date of the Business Combination Agreement which is uncured for at least ten (10) business days after written notice of such Material Adverse Effect is provided by the Company to the Target; (vii) by written notice by the Company, if the Company’s stockholders do not approve the Business Combination; or (viii) by written notice by either the Company or the Target if the Closing has not occurred by or before the Long Stop Date.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Business Combination Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Business Combination Agreement were made as of the execution date of the Business Combination Agreement only and are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual statements of fact about the parties.

Stockholder Support Agreement

In connection with entry into the Business Combination Agreement, the Target, the stockholders of the Target, J. Streicher, Holdco, and the Company have executed a stockholder support agreement (the “Stockholder Support Agreement”) pursuant to which, among other things, the stockholders of the Target have agreed to adopt and approve, in accordance with the terms and subject to the conditions of the Target’s organizational documents, (i) the AnyTech Merger, (ii) entry into the Business Combination Agreement by the Target, and (iii) such other resolutions and actions as necessary or desirable in connection with the consummation of the Business Combination.

The foregoing description is only a summary of the Stockholder Support Agreement and is qualified in its entirety by reference to the full text of the Stockholder Support Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Lock-up Agreement

Prior to the Closing, Holdco and certain of the stockholders of the Target (the “Significant Target Stockholders”) will enter into a lock-up agreement (the “Lock-Up Agreement”), pursuant to which, among other things, and subject to certain exceptions, the Holdco securities held by the Significant Target Stockholders will be locked-up for a period of up to twelve months from the date of the Closing, in accordance with the terms set forth therein.

Non-Competition Agreement

Prior to the Closing, the Company, the Target, and the Significant Target Stockholders will enter into a non-competition and non-solicitation agreement (the “Non-Competition Agreement”), pursuant to which, among other things, the Significant Target Stockholders agree not to (i) compete with the business of the post-combination company for a period of two (2) years following the Closing, among other matters, or (ii) solicit the employees or customers of the Company, the Target, or their affiliates for a period of two (2) years following the Closing, among other matters.

Escrow Agreement

Prior to the Closing, Holdco, the Target’s Representatives, and a mutually agreed upon escrow agent shall enter into an escrow agreement (the “Escrow Agreement”), pursuant to which, among other things, the parties thereto shall cause the Escrow Shares to be held in escrow for use in connection with any adjustments to the Target Consideration.

Prospectus and Proxy Statement

As promptly as practicable after the effective date of the Business Combination Agreement, the Company will file with the SEC a Registration Statement on Form F-4 containing a prospectus and proxy statement (as amended or supplemented, the “Prospectus and Proxy Statement”) to be delivered to its stockholders in connection with a special meeting of the Company’s stockholders to be held to consider approval and adoption of (i) the Business Combination Agreement and the Business Combination; (ii) the issuance of the Company’s Class A Common Stock in connection with the Business Combination; (iii) such other matters as the parties mutually determine to be necessary or appropriate in order to effect the Business Combination (the approvals described in foregoing clauses (i) through (iii), collectively, the “Stockholder Approval Matters”); and (iv) the adjournment of the special meeting of the Company’s stockholders, if necessary, to permit further solicitation and vote of proxies in the reasonable determination of the Company.

Stock Exchange Listing

The Company will use its reasonable best efforts to cause the Holdco Shares and public warrants of Holdco issued in connection with the Business Combination Agreement to be approved for listing on the NYSE at Closing. During the period from the date hereof until the Closing, the Company will use commercially reasonable efforts to maintain the listing of its units, Class A Common Stock, and warrants for trading on the NYSE.

Additional Information and Where to Find It

As discussed above, the Company intends to file the Prospectus and Proxy Statement with the SEC, which Prospectus and Proxy Statement will be delivered to its stockholders once definitive. This document does not contain all the information that should be considered concerning the Business Combination and the other Stockholder Approval Matters and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination and the other Stockholder Approval Matters. The Company’s stockholders and other interested persons are advised to read, when available, the Prospectus and Proxy Statement and the amendments thereto and other documents filed in connection with the Business Combination and other Stockholder Approval Matters, as these materials will contain important information about the Company, the Target, the Business Combination and the other Stockholder Approval Matters. When available, the Prospectus and Proxy Statement and other relevant materials for the Business Combination and other Stockholder Approval Matters will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination and the other Stockholder Approval Matters. Stockholders will also be able to obtain copies of the Prospectus and Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Zalatoris Acquisition Corp., 99 Wall Street, Suite 5801, New York, NY 10005.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination and related matters. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Registration Statement on Form S-1, as amended, which was initially filed with the SEC on March 8, 2021 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zalatoris Acquisition Corp., 99 Wall Street, Suite 5801, New York, NY 10005. Additional information regarding the interests of such participants will be contained in the Prospectus and Proxy Statement when available.

The Target and its directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Business Combination and related matters. A list of the names of such parties and information regarding their interests in the Business Combination and related matters will be included in the Prospectus and Proxy Statement when available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the Target’s industry and market sizes, future opportunities for the Company and the Target, the Company’s and the Target’s estimated future results and the transactions contemplated by the Business Combination Agreement, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the transactions contemplated by the Business Combination Agreement. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in the Company’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Business Combination Agreement may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the transactions contemplated by the Business Combination Agreement may not be completed by the Company’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Business Combination Agreement, including the adoption of the Business Combination Agreement by the stockholders of the Company, the satisfaction of the minimum cash amount following redemptions by the Company’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the transactions contemplated by the Business Combination Agreement; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the transactions contemplated by the Business Combination Agreement on the Target’s business relationships, performance and business generally; (vii) risks that the transactions contemplated by the Business Combination Agreement disrupt current plans and operations of the Target; (viii) the outcome of any legal proceedings that may be instituted against the Target or the Company related to the Business Combination Agreement or the transactions contemplated thereby; (ix) the ability to maintain the listing of the Company’s securities on the NYSE; (x) the price of the Company’s securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Target operates, variations in performance across competitors, changes in laws and regulations affecting the Target’s business and changes in the capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Business Combination Agreement, and identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Target operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Target’s operations; (xiii) the risk that the Target and its current and future collaborators are unable to successfully develop and commercialize the Target’s products or services, or experience significant delays in doing so; (xiv) the risk that the Target may not achieve or sustain profitability; (xv) the risk that the Target will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xvi) the risk that the Target experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company and the Target or the date of such information in the case of information from persons other than the Company or the Target, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Target’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Business Combination Agreement dated September 8, 2023

10.1	Stockholder Support Agreement dated September 8, 2023

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

*

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALATORIS ACQUISITION CORP.

Date: September 8, 2023	By:	/s/ Paul Davis
Paul Davis Chief Executive Officer